Semiannual
                                                                          Report

                                                             Needham Growth Fund
--------------------------------------------------------------------------------

                                                  Six months ended June 30, 1998
                                                                     (unaudited)


                                                                          [LOGO]


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[LOGO]
Needham Growth Fund
445 Park Avenue
New York, New York 10022-2606

1-800-625-7071

Semiannual Report
for the six months ended June 30, 1998
(unaudited)


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                                                          Semiannual Report 1998
--------------------------------------------------------------------------------

               The Needham Growth Fund -- seeking to build wealth for long-term investors.



               Contents

               Letter from the Advisor                                     2

               Statement of Net Assets                                     5

               Schedule of Securities Sold Short                           8

               Statement of Operations                                     9

               Statement of Changes in Net Assets                         10

               Financial Highlights                                       11

               Notes to Financial Statements                              12

Needham Growth Fund
--------------------------------------------------------------------------------

                                                               Six Month Results
                                                                   June 30, 1998

Dear Shareholders, Friends of Needham, or Prospective Shareholders,

We are pleased to report performance results for the Needham Growth Fund ("NGF") for the quarter ended June 30, 1998. Our performance relative to the major indices for the quarter ended June 30, 1998 (2Q98), for the six month period ended June 30, 1998 (YTD) and since inception is as follows:

         Benchmarks                  2Q98         YTD(6)     Since Inception(7)
         ----------                  ----         ------     ------------------

Needham Growth Fund(1)               3.9%          11.0%           94.6%

Dow Jones Industrial Average(2)      2.1%          14.1%           83.8%

S&P 500 Index(3)                     3.3%          17.7%           93.0%

S&P 400 Midcap Index(4)             (2.2)%          8.6%           71.2%

Russell 2000 Index(5)               (4.6)%          5.3%           49.9%


1.   Investment results calculated after reinvestments of dividends.

2. Dow Jones industrial average is a daily measure of stocks traded on the NYSE.

3. S&P 500 stock index is a broad unmanaged measure of the U.S. stock market and is not available for purchase.

4. S&P 400 Midcap stock index is a broad unmanaged measure of the U.S. stock market and is not available for purchase.

5. Russell 2000 is a broad unmanaged index comprised of the smallest 2000 NASDAQ companies and is not available for purchase.

6.   The time period between 12/31/97 to 6/30/98.

7.   The time period between 1/1/96 to 6/30/98.

Note: The returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. Investment results and the principal value of an investment will vary. Past performance noted above does not guarantee future results. When shares are redeemed, they may be worth more or less than their original cost. Since inception, the Fund's Adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

Background

The second quarter of 1998 has been a period of consolidation and change of focus at the Needham Growth Fund. The first quarter of 1998 was characterized by a sharp rally in January and February and then the market in general and technology stocks specifically started to climb the wall of worry during March leading up to earnings releases in April. During the second quarter, NGF has focused on companies whose earnings are predominantly domestic or European, not overly affected by the downturn in the Asian economies and where cash flow is particularly strong.

Investment Strategy

NGF is seeking to create long-term tax efficient capital appreciation for its investors. To this end, NGF targets companies with products or services that are selling or marketing into high growth markets. They normally have earnings growth of at least 20%, product and market dominance, and the ability to consolidate their market positions. They may have a competitive advantage by acquiring and retaining more customers, driving costs down and profits up. NGF also looks for seasoned and motivated management with "incentives" to win. Companies with these characteristics sometimes find themselves in a temporary earnings downturn or


2

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                                                          Semiannual Report 1998
--------------------------------------------------------------------------------

shortfall or maybe in a product transition. This often causes aggressive growth and momentum for investors to sell. At this point, NGF may deem the stock to be reasonably priced and purchase it for long-term capital appreciation. Hence, the discipline called, "Growth At a Reasonable Price" ("GARP").

Investment Profile

At June 30, 1998, NGF's sector holdings consisted of the following: 34% in Technology & Telecommunications; 25.8% Media, Leisure, Entertainment, Cable; 12.1% Retailing & Business Services; 9.9% in Healthcare; 6.6% Oil & Gas
 Services; 5% Drugs and Biotechnology; 5% in Aerospace and other Manufacturing and finally 1.8% in short-term investments. The market value of hedges and stocks sold short represents approximately 12% of the total value of the long portfolio owned by NGF.

NGF's top ten holdings at quarter end (in descending order of market value) were Telebras, Comcast, Cablevision, Hasbro, Amdocs, Pharmacia & Upjohn, First Data Corp., Columbia/HCA, Viacom and Liberty Media.

Investment Analysis

While the technology sector in general offers some of the most attractive long-term growth prospects in the economy, we are currently witnessing the fall-out of the Asian turmoil, especially as it relates to the semiconductor manufacturers. Areas of strength this quarter in technology included data and telecom services, networking and its equipment manufacturers, Internet and related companies and finally software. On the computer manufacturing side, we are just beginning to see a pick-up after an inventory correction. This bodes well for the disk drive companies too. One area of semiconductors that we have chosen to focus on is the Programmable Logic Device (PLD) companies because of their networking focus. One topic of hot debate this year is how to evaluate Internet stocks where traditional earnings and P/E criteria are not applicable, so we must turn to yardsticks such as revenue growth, sales to price ratios and discounted cash flow models. The new era logic is that there is more to a company than its bottom line. Actually, this is just a restatement of an evaluation method that the market uses when earnings are absent. It is called cash flow or earnings before income taxes, depreciation and amortization (EBITDA). This brings us full circle to the bottom line that cash is the key, whether it is Internet, software or cable stocks that we are analyzing.

To counterbalance our concerns in the technology sector, we have added significantly to our exposure to the media, leisure, entertainment and cable companies, cable equipment and construction companies and most importantly the media content companies. These companies have accelerating growth, strong cash flow, little Asian exposure and an improving technology content. Also, cable has a significant advantage as coaxial cable has more capacity than traditional copper cable, and many operators are installing fiber optic wiring for additional speed and capacity for phone and Internet service. Recently the focus in this area has intensified as AT&T has proposed to acquire Tele-Communications, Inc., thus adding credibility and acceptance to the thesis that access to the home for entertainment and Internet activities will be through the coaxial cable or fiber-optic connection rather than the phone line. While the sophistication of the cable box will increase exponentially and the construction and buildout projects will be huge, the big payoff will, in our opinion, be for the content providers.

In the healthcare area, this quarter has seen difficult times for the Physician Practice Management (PPM) and Health Management Organization (HMO) companies. We have invested in smaller PPMs focused on less competitive markets and in high quality HMOs. We have also maintained our investments in the drug and biotechnology areas. Our overall exposure to the sector remains relatively low but we anticipate increasing it over the next two quarters by focusing on medical software and information systems.

Retailing and business services have shown strong growth during the quarter. These companies have relatively little exposure to Asia and the consumer cycle in the USA has remained strong. We continue to focus on companies whose product transition is almost complete and where management changes have been implemented. It remains a challenge to find growth companies at a reasonable price in this sector.

In the oil and gas services and drilling sector we have scaled back our positions as crude prices declined in spring and early summer. Day rates have started to come down as rigs have come off contract and earnings estimates have been cut across the board. While we believe that weak current demand obscures longer-term growth dynamics, we believe the improvement in the sector has been pushed out and is only mitigated by the ongoing consolidation in the industry. Therefore, we continue to focus on those companies with a high technology component serving specialized areas such as


                                                                               3

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Needham Growth Fund
--------------------------------------------------------------------------------

seismic services, marine data library work and deep water drilling.

Outlook

The US macro-economic picture remains relatively favorable despite dislocations due to Asia. Of concern is the potential for reduced earnings growth for the remainder of 1998 and first half of 1999 especially as it relates to certain areas of technology. We remain cautiously optimistic for the remainder of 1998 and take great comfort in our media, leisure and telecommunications exposure.

On a more positive note, inflationary pressures remain muted and the interest rate environment benign. Flows of funds into the equity market remain strong, led by the mutual funds and international institutions. Markets are again at all time highs, and as households continue to switch from real assets (home and auto ownership) to financial assets (equities and leases), we continue to believe there is significant life left in the bull market.

Nevertheless, it is important to remain vigilant. We should no longer look for a general sell-off or an old fashioned bear market, but rather a series of sector disappointments and rolling corrections as one industry runs out of steam and another picks up the pace. Money is not leaving the market, it is just going to other places in a restless rotation. We are always poised to take advantage of this, using our liquidity to initiate or increase positions, especially where we can buy long-term earnings growth at a reasonable price.

The Needham Growth Fund thanks you for your interest, support and confidence. If you have any questions, concerns or thoughts, please don't hesitate to call us at 212-705-0327.

Yours sincerely,


/s/ Peter J. R. Trapp
    -----------------
    Peter J. R. Trapp
    Portfolio Manager

                               NEEDHAM GROWTH FUND
                         Comparative Investment Returns
  An initial investment of $10,000 as of January 1, 1996 (inception) would be worth $19,460 as of June 30, 1998

                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

         Needham      S&P 400                                            RUSSELL
         Growth        MIDCAP             DJI            S&P 500          2000
          Fund         Index            AVERAGE           Index           Index
         -------      -------           -------          -------         -------

1/2/96   10000       10000             10000            10000           10000
1/31/96  10850.5     10134.043         10543.626        10326.173        9981.33
2/29/96  12160       10460.43          10720.132        10397.772       10283.57
3/29/96  12570       10571.979         10918.524        10480.087       10468.4
4/30/96  13530       10882.758         10883.231        10620.85        11022.57
5/31/96  14430       11012.211         11028.039        10863.572       11452.04
6/28/96  14150       10833.639         11050.415        10888.088       10969.71
7/31/96  13800       10089.974         10804.73         10389.979       10000.95
8/30/96  14320       10655.986         11053.503        10585.456       10566.83
9/30/96  15070       11105.858         11495.079        11158.898       10962.75
10/31/96 15000       11124.679         11782.761        11450.49        10778.55
11/29/96 15281.38    11733.841         12785.903        12290.682       11207.08
12/31/96 15155.86    11732.464         12601.366        12026.367       11476.09
1/31/97  15752.06    12159.842         13314.306        12763.788       11692.57
2/28/97  15835.73    12043.702         13440.646        12839.446       11395.07
3/31/97  15908.95    11514.873         12865.596        12292.306       10841.54
4/30/97  15950.79    11800.863         13697.138        13010.245       10855.46
5/30/97  16662.04    12814.91          14326.496        13772.344       12050.51
6/30/97  16923.53    13158.74          14994.352        14370.789       12544.55
7/31/97  17885.8     14444.546         16068.824        15493.481       13117.7
8/29/97  18063.61    14412.872         14895.918        14603.445       13400.96
9/30/97  18600.61    15224.936         15526.82         15379.67        14362.76
10/31/97 17944.24    14546.915         14543.493        14849.415       13712.06
11/28/97 17753.68    14747.062         15288.15         15511.503       13606.36
12/31/97 17526.67    15303.434         15454.494        15755.524       13831.06
1/30/98  17891.31    14997.246         15451.074        15915.445       13610.47
2/27/98  19374.15    16222.457         16700.253        17036.676       14616.26
3/31/98  18729.96    16939.038         17196.802        17887.585       15212.84
4/30/98  19276.91    17232.372         17711.857        18049.941       15282.78
5/29/98  18766.43    16440.966         17392.498        17710.129       14451.37
6/30/98  19460       17120             18380            19300           14990


The above illustration compares a $10,000 investment in the Needham Growth Fund on January 1, 1996 to a $10,000 investment in the noted benchmarks on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance takes into account all applicable fees and expenses. The benchmarks are widely accepted unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

Past performance is not predictive of future performance. The Fund's share price and return will vary so that an investor's shares, when redeemed, may be worth more or less than their original cost.


4

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

                                                                    Semiannual Report 1998
------------------------------------------------------------------------------------------

Statement of Net Assets (Unaudited)

June 30, 1998
                                                                  Shares          Value
------------------------------------------------------------------------------------------
Common Stocks  - (94.0%)
------------------------------------------------------------------------------------------
Aerospace - (2.4%)
Boeing Co.                                                        10,000        $  445,625
------------------------------------------------------------------------------------------
Business Services - (8.8%)
Amdocs, Ltd.*                                                     50,000           756,250
Harte-Hanks, Inc.+                                                20,000           516,250
West TeleServices Corp.*                                          30,000           363,750
------------------------------------------------------------------------------------------
                                                                                 1,636,250
------------------------------------------------------------------------------------------
Cable - (15.4%)
CBS Corp.                                                          5,000           158,750
Cablevision Systems Corp., Class A*                               10,000           835,000
Comcast Corp., Class A                                            22,000           893,063
Tele-Communications, Inc.,  Liberty Media Group, Series A*        15,000           582,187
Tele-Communications, Inc., TCI Group, Series A*+                  10,000           384,375
------------------------------------------------------------------------------------------
                                                                                 2,853,375
------------------------------------------------------------------------------------------
Computer Hardware - (3.7%)
Compaq Computer Corp.                                             20,000           567,500
Iomega Corp.*                                                     20,000           117,500
------------------------------------------------------------------------------------------
                                                                                   685,000
------------------------------------------------------------------------------------------
Computer Software - (3.9%)
Novell, Inc.*                                                     30,000           382,500
Remedy Corp.*                                                     20,000           340,000
------------------------------------------------------------------------------------------
                                                                                   722,500
------------------------------------------------------------------------------------------
Contract Manufacturing - (1.7%)
Altron, Inc.*                                                     25,000           321,875
------------------------------------------------------------------------------------------
Data Processing - (5.7%)
Electronic Data Systems Corp.+                                    10,000           400,000
First Data Corp.+                                                 20,000           666,250
------------------------------------------------------------------------------------------
                                                                                 1,066,250
------------------------------------------------------------------------------------------
Diversified - (2.6%)
Seagram Company, Ltd.                                             12,000           491,250
------------------------------------------------------------------------------------------
Electronic Design Automation - (1.1%)
Mentor Graphics Corp.*+                                          20,000           211,250
------------------------------------------------------------------------------------------
Electronics & Electrical Equipment - (2.9%)
C-Cor Electronics, Inc.*                                         10,000           190,000
Remec, Inc.*                                                     30,000           341,250
 -----------------------------------------------------------------------------------------
                                                                                   531,250
------------------------------------------------------------------------------------------
Healthcare - (9.9%)
American Oncology Resources, Inc.*                                30,000           366,562
Columbia/HCA Healthcare Corp.                                     20,000           582,500
Medaphis Corp.*                                                   40,000           240,000
ProMedCo Management Co.*                                          10,000           102,500
Wellpoint Health Networks, Inc.*+                                  7,500           555,000
------------------------------------------------------------------------------------------
                                                                                 1,846,562
------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


                                                                               5

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

Needham Growth Fund
-------------------------------------------------------------------------------------




                                                               Shares        Value
-------------------------------------------------------------------------------------
Internet - (2.9%)
America Online, Inc.*                                           5,000      $  530,000
-------------------------------------------------------------------------------------
Leisure & Entertainment - (7.4%)
Hasbro, Inc.                                                   20,000         786,250
Viacom, Inc., Class B*+                                        10,000         582,500
-------------------------------------------------------------------------------------
                                                                            1,368,750
-------------------------------------------------------------------------------------
Networking & Communications - (3.6%)
ADC Telecommunications, Inc.*                                  10,000         365,313
3Com Corp.*                                                    10,000         306,875
-------------------------------------------------------------------------------------
                                                                              672,188
-------------------------------------------------------------------------------------
Oil Equipment & Services - (6.6%)
BJ Services Co.*                                               10,000         290,625
EVI Weatherford, Inc.*                                          5,000         185,625
Transocean Offshore, Inc.                                      10,000         445,000
Varco International, Inc.*                                     15,000         297,188
-------------------------------------------------------------------------------------
                                                                            1,218,438
-------------------------------------------------------------------------------------
Pharmaceuticals - (3.7%)
Pharmacia & Upjohn, Inc.+                                      15,000         691,875
-------------------------------------------------------------------------------------
Retailing - (3.3%)
Saks Holdings, Inc.*                                           10,000         276,250
Sunglass Hut International, Inc.*+                             30,000         331,875
-------------------------------------------------------------------------------------
                                                                              608,125
-------------------------------------------------------------------------------------
Telecommunications - (8.4%)
Allegiance Telecom, Inc.*                                       1,000          15,000
Northern Telecom, Ltd.                                         10,000         567,500
Telecomunicacoes Brasileiras S.A., Sponsored ADR                9,000         982,687
-------------------------------------------------------------------------------------
                                                                            1,565,187
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Total Common Stock (Cost $16,365,383)                                      17,465,750
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Preferred Stock - (3.0%)
Leisure & Entertainment
News Corporation, Ltd., Sponsored ADR (Cost $454,950)          20,000         565,000
-------------------------------------------------------------------------------------

                                                                  Par
                                                                (000)
-------------------------------------------------------------------------------------
Short-Term Investments - (1.8%)
Commercial Paper
Texas Utilities Co.  6.90%, Due 07/01/98
(Cost $340,000)                                              $   340          340,000
-------------------------------------------------------------------------------------

See accompanying notes to financial statements.


6

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

                                                                                Semiannual Report 1998
------------------------------------------------------------------------------------------------------




                                                                             Shares            Value
------------------------------------------------------------------------------------------------------
Investment Companies - (1.6%)
H & Q Healthcare Investors Fund                                              10,000        $   160,625
H & Q Life Sciences Investors Fund                                           10,000            131,875
------------------------------------------------------------------------------------------------------
Total Investment Companies  (Cost $308,407)                                                    292,500
------------------------------------------------------------------------------------------------------

                                                                          Number of
                                                                          Contracts

------------------------------------------------------------------------------------------------------
Name/Expiration Date/Strike Price
------------------------------------------------------------------------------------------------------
Put Options Purchased - (1.0%)
Philadelphia  Semi-Conductor Index, August $235                                  50             43,750
Philadelphia  Semi-Conductor Index, August $240                                  50             54,375
Philadelphia  Semi-Conductor Index, August $255                                  50             91,875
------------------------------------------------------------------------------------------------------
Total Put Options Purchased (Cost $242,950)                                                    190,000
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Total Investments - (101.4%)  (Cost $17,711,690)                                            18,853,250
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Other Liabilities in Excess of Assets - (-1.4%)
------------------------------------------------------------------------------------------------------
Receivable from Brokers for Securities Sold Short                                            2,225,094
Receivable for Investment Securities Sold                                                      985,690
Securities Sold Short at Value (proceeds - $2,225,094)                                      (2,145,000)
Payable for Investment Securities Purchased                                                 (1,210,182)
Organization Costs Payable to Distributor                                                      (78,907)
Net Amounts due to Affiliates                                                                  (44,553)
Net Other Liabilities                                                                           (6,305)
------------------------------------------------------------------------------------------------------
                                                                                              (274,163)
------------------------------------------------------------------------------------------------------
Net Assets - (100.0%) (Applicable to 1,160,413 shares outstanding,
$.001 par value, 1,000,000,000 shares authorized)                                          $18,579,087
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share                                   $     16.01
------------------------------------------------------------------------------------------------------

*   Non-Income producing security
+ Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
ADR - American Depository Receipt


See accompanying notes to financial statements.


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

Needham Growth Fund
------------------------------------------------------------------------------------------------------

Schedule of Securities Sold Short (Unaudited)

June 30, 1998
Name of Issuer                                                               Shares           Value
------------------------------------------------------------------------------------------------------
Credence Systems Corp.                                                       10,000         $  190,000
DuPont Photomasks, Inc.                                                      10,000            345,000
Gartner Group, Inc., Class A                                                 10,000            350,000
I2 Technologies, Inc.                                                         5,000            175,625
MacDermid, Inc.                                                              10,000            282,500
Powerwave Technologies, Inc.                                                 10,000            167,500
Sirrom Capital Corp.                                                         10,000            260,000
Venator Group, Inc.                                                          10,000            191,250
Visual Networks, Inc.                                                         5,000            183,125

------------------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds $2,225,094)                                           $2,145,000
------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


8

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

                                                                       Semiannual Report 1998
---------------------------------------------------------------------------------------------

Statement of Operations (Unaudited)

For the Six Months Ended June 30, 1998

---------------------------------------------------------------------------------------------
Investment Income
---------------------------------------------------------------------------------------------
Dividends                                                                          $   35,416
Interest                                                                               45,926
---------------------------------------------------------------------------------------------
Total Investment Income                                                                81,342

---------------------------------------------------------------------------------------------
Expenses
---------------------------------------------------------------------------------------------
Investment Advisory fee                                                               125,282
Administration and Accounting  fee                                                     32,500
Distribution fees                                                                      25,550
Custodian fee                                                                          20,996
Transfer Agent fee                                                                     15,000
Legal fee                                                                              20,000
Directors' fees                                                                        17,967
Audit fee                                                                              13,500
Organization expenses                                                                  13,142
Shareholders' reports                                                                   9,804
Other expenses                                                                         49,655
---------------------------------------------------------------------------------------------
Total Expenses                                                                        343,396
---------------------------------------------------------------------------------------------
Expenses Waived and Reimbursable                                                      (92,832)
---------------------------------------------------------------------------------------------
Net Expenses                                                                          250,564

---------------------------------------------------------------------------------------------
Net Investment Loss                                                                  (169,222)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investment Securities
---------------------------------------------------------------------------------------------
Net Realized Gain on Investment Securities                                          2,386,680
Net Realized Loss on Option Contracts                                                (387,539)
Change in Unrealized Appreciation of Investment Securities                            274,722
---------------------------------------------------------------------------------------------
Net Gain on Investments                                                             2,273,863

---------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                               $2,104,641
---------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

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

Needham Growth Fund
-------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                               Six Months Ended
                                                                  June 30, 1998              Year Ended
                                                                    (Unaudited)       December 31, 1997
-------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                         $ (169,222)            $    86,118
Net Realized Gain on Investment Securities                            2,386,680               5,483,523
Net Realized Loss on Option Contracts                                  (387,539)             (2,314,395)
Change in Unrealized Appreciation (Depreciation)
   of Investment Securities                                             274,722                (267,995)
-------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                  2,104,641               2,987,251
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Distributions:
-------------------------------------------------------------------------------------------------------
Net Investment Income                                                        --                 (76,131)
Net Realized Gains                                                           --              (3,428,667)
In Excess of Net Realized Gains                                              --                 (37,925)
-------------------------------------------------------------------------------------------------------
Total Distributions                                                          --              (3,542,723)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Capital Share Transactions (1):
-------------------------------------------------------------------------------------------------------
Shares Issued                                                         2,272,255              23,293,242
Shares Issued in Reinvestment of Distributions                               --               3,271,954
Shares Redeemed                                                      (7,566,845)            (18,620,014)
-------------------------------------------------------------------------------------------------------
Net Increase from Capital Share Transactions                         (5,294,590)              7,945,182
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                              (3,189,949)              7,389,710
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Net Assets
-------------------------------------------------------------------------------------------------------
Beginning of Period                                                  21,769,036              14,379,326
End of Period                                                       $18,579,087             $21,769,036

-------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed:
-------------------------------------------------------------------------------------------------------
Shares Issued                                                           148,685               1,459,181
Shares Reinvested                                                            --                 218,994
Shares Redeemed                                                        (497,957)             (1,160,681)
-------------------------------------------------------------------------------------------------------
                                                                       (349,272)                517,494
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


                                                                                                     Semiannual Report 1998
---------------------------------------------------------------------------------------------------------------------------

Financial Highlights

                                                          Six Months Ended
                                                             June 30, 1998             Year Ended                Year Ended
For a Share Outstanding Throughout each Period                 (Unaudited)      December 31, 1997      December 31, 1996(*)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $ 14.42                $ 14.49                  $ 10.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                         (0.14)                  0.06                     (0.11)
Net Gain on Securities (Realized and Unrealized)                      1.73                   2.26                      5.27
---------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                                      1.59                   2.32                     5.16
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Less Distributions
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                   --                  (0.05)                       --
Net Realized Gains                                                      --                  (2.31)                    (0.67)
In Excess of Net Realized Gains                                         --                  (0.03)                       --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     --                  (2.39)                    (0.67)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $ 16.01                $ 14.42                   $ 14.49
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Total Return                                                         11.03%++               15.66%                    51.56%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)                              $18,579                $21,769                   $14,379
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                               2.50%(a)+              2.50%(a)                  2.50%(a)
Ratio of Net Investment Income (Loss) to
    Average Net Assets                                               (1.70)%(a)+             0.37%(a)                 (1.27)%(a)
Portfolio Turnover Rate                                             388.49%++              724.08%                   568.93%


(a) Had certain waivers and reimbursements not been in effect, the ratio of expenses to average net assets, for the periods ended June 30, 1998, December 31, 1997 and December 31, 1996, would have been 3.40%, 3.29% and 4.60%, respectively and the ratio of net investment income (loss) to average net assets, for the periods ended June 30, 1998, December 31, 1997 and December 31, 1996, would have been (2.60%), (0.42%) and (3.37%), respectively.

+    Annualized

++   Non-Annualized

(*)  Fund commenced operations on January 1, 1996.


See accompanying notes to financial statements.

Needham Growth Fund
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)

1. Organization

Needham Growth Fund (the "Fund") is a portfolio of The Needham Funds, Inc., which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Needham Funds, Inc. was organized as a Maryland corporation on October 12, 1995.

2. Significant Accounting Policies

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments in securities (including options) listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.

Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Organizational Costs: Organizational costs have been capitalized and are being amortized on a straight line basis over a period of 60 months.

Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

3. Investment Advisory And Administrative Services

The Fund has engaged Needham Investment Management L.L.C. ("the Advisor") to manage its investments. The Fund pays the Advisor a fee at the annual rate of 1.25% of the average daily net asset value of the Fund.

The Advisor has voluntarily agreed to waive its fee for, and to reimburse expenses of, the Fund in an amount that operates to limit annual operating expenses for the year ended December 31, 1998 to not more than 2.50% of average daily net assets. For the six months ended June 30, 1998, the Advisor waived $92,832 of its fee.

PFPC, Inc. ("PFPC") acts as the Fund's Administrator. The Fund pays PFPC a fee at the annual rate of 0.10% of the average daily net asset value of the Fund, subject to certain minimums. PFPC also acts as the Fund's shareholder servicing agent and transfer agent.

Certain officers and directors of the Fund are also officers and directors of the Advisor.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund pays Needham & Company, Inc. and any other distributor or financial institution with which the Fund has an agreement, a fee at an annual rate of 0.25 of 1% of the Fund's daily average net assets. For the six months ended June 30, 1998, the Fund incurred $25,550 of distribution fees.

5. Investment Transactions

The aggregate amount of purchases and sales of investment securities, excluding securities sold short and short-term securities, during the six months ended June 30, 1998 was $72,260,954 and $72,635,829, respectively.

At June 30, 1998, net unrealized appreciation of $1,221,654 was comprised of gross unrealized appreciation and depreciation for financial reporting and federal income tax purposes of $2,035,231 and $813,577, respectively.

                                                          Semiannual Report 1998
--------------------------------------------------------------------------------

6. Option Transactions

The Fund may write call options on securities it owns or has the right to acquire, and may purchase put and call options on individual securities and indices written by others. Put and call options give the holder the right to sell or purchase, respectively, a specified amount of a security at a specified price on a certain date.

Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options on stock indices differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security and is settled in cash only.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss.

7. Short Sale Transactions

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account with its custodian, consisting of cash, equities and/or U.S. government securities sufficient to collateralize its obligation on the short positions. At June 30, 1998, equities held by the Fund with a total market value of $3,183,375 were segregated as collateral for its short sales. The Fund may also sell short "against the box" (i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the security sold short). If the Fund enters into a short sale against the box, it will hold an equivalent amount of the securities to cover its position while the short sale is outstanding. For the six months ended June 30, 1998, the cost of investments purchased to cover short sales and proceeds from investments sold short were $10,900,421 and $13,648,312, respectively.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Net Assets as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Securities sold short at June 30, 1998 and their related market values and proceeds are set forth in the schedule of securities sold short.

8. Components of Net Assets

At June 30, 1998 net assets consisted of:


Paid-in Capital                                          $15,555,452
Accumulated Net
  Investment Loss                                           (159,235)
Undistributed Net Realized Gains                           1,961,216
Net Unrealized Appreciation
  (Depreciation) of Investment
  Securities                                               1,221,654
--------------------------------------------------------------------
Total Net Assets                                         $18,579,087
--------------------------------------------------------------------

[LOGO]
Needham Growth Fund
445 Park Avenue
New York, New York 10022-2606
1-800-625-7071

Investment Adviser:
Needham Investment Management L.L.C.
445 Park Avenue
New York, NY 10022-2606

  President
  ---------
  John C. Michaelson

  Executive Vice President
  and Portfolio Manager
  ---------------------
  Peter J. R. Trapp

  Directors
  ---------
  George A. Needham
  John C. Michaelson
  Roger W. Johnson
  James P. Poitras
  F. Randall Smith

Distributor:
Needham & Company, Inc.
445 Park Avenue
New York, NY 10022-2606
212-371-8300

Administrator, Shareholder Servicing
Agent and Transfer Agent:
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
1-800-625-7071

Custodian:
PNC Bank, N.A.
200 Stevens Drive
Airport Business Center
Lester, PA 19113

Counsel:
Fulbright & Jaworski L.L.P.
666 Fifth Avenue
New York, NY 10103

Independent Auditors:
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019